Exhibit 99.1


[GRAPHIC OMITTED]                                                   News Release

Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com


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            NORTHWESTERN FILES DESIGNATION OF NEW BOARD OF DIRECTORS
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SIOUX FALLS, S.D. - Aug. 10, 2004 - NorthWestern Corporation (OTC Pink Sheets:
NTHWQ) today filed a notice of designation of new members to the reorganized Company's board of directors with the U.S. Bankruptcy Court for the District of Delaware. The notice is required to be filed 15 days prior to the Company's confirmation hearing which is scheduled for Aug. 25, 2004.

The new board will consist of six independent directors and one inside director. The designees include:

    Dr. Ernest Linn Draper, Jr.

        o Dr. Draper recently retired as Chairman, President and Chief Executive Officer of American Electric Power Co., Inc. (AEP), one of the nation's largest public utility holding companies, based in Columbus, Ohio. Dr. Draper led AEP from 1993 until his retirement as Chairman of the Board on Feb. 24, 2004. Prior to leading AEP, Dr. Draper served as Chairman of the Board, President and Chief Executive Officer of Gulf States Utilities Company, Beaumont, Texas.

        o Dr. Draper also serves on the board of directors of Sprint, Temple-Inland and Borden Chemicals and Plastics, LP.

        o Dr. Draper currently splits his time between Ohio and Texas. He holds a bachelor's and master's degree in chemical engineering from Rice University and a PhD in nuclear science and engineering from Cornell University.

    Corbin A. McNeill, Jr.

        o Mr. McNeill is the retired Chairman and Co-Chief Executive Officer of Exelon Corporation, one of the nation's largest public utility companies, based in Chicago. The company was formed following the October 2000 merger of PECO Energy Company and Unicom Corporation. Prior to the merger, Mr. McNeill was Chairman, President and Chief Executive Officer of PECO Energy, Philadelphia, Pa. He also served in key executive operating roles at Public Service Electric and Gas Company and the New York Power Authority.


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NorthWestern Files Designation of New Board of Directors
Aug. 10, 2004
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        o Mr. McNeill currently serves on the board of directors of the proposed reorganized Enron Corporation having been recruited to the board in 2002 as part of the company's bankruptcy reorganization. He also serves as nonexecutive Chairman of CrossCountry Energy, LLC, which is part of the Enron reorganization. In addition, he serves on the boards of Associated Electric & Gas Insurance Services Ltd. (AEGIS), an insurance and risk management service provider to utilities.

        o A resident of Jackson, Wyo., Mr. McNeill has a bachelor's degree in marine engineering from the U.S. Naval Academy and completed Stanford University's executive development program.

    Stephen P. Adik

        o Mr. Adik recently retired as Vice Chairman of NiSource, Inc., a Merrillville, Ind.-based electric and natural gas production, transmission and distribution company. Mr. Adik has held a number of executive positions including Chief Financial Officer with NiSource and its predecessor Northern Indiana Public Service Company. Prior to joining NIPSCO, Mr. Adik held financial executive positions for American Natural Resources Company and three railroad companies.

        o Mr. Adik resides in Valparaiso, Ind., and serves on NiSource's board of directors.

        o Mr. Adik holds a bachelor's degree in mechanical engineering from Steven Institute of Technology and an MBA from Northwestern University.

    Julia L. Johnson

        o Ms. Johnson is President of NetCommunications, LLC, a strategy consulting firm specializing in the energy, telecommunications and information technology public policy arenas. Ms. Johnson was previously Chairperson of the Florida Public Service Commission which is responsible for the economic regulation of Florida's $16.8 billion investor-owned utility companies including intrastate operation of telecommunications, electric, gas, water and wastewater. She served on the Florida PSC from January 1993 through January 1999 before returning to the private sector.

        o Ms. Johnson holds a bachelor's degree in business administration and a law degree from the University of Florida and is a member of the National Bar Association and the Florida Bar Association. She resides in Clermont, Fla., and serves on the board of directors of Alleghany Energy, a large Mid-Atlantic investor-owned electric and natural gas utility; Mastec, Inc., a NYSE-traded international communications company; and GridOne LLC, a regional electric transmission operating company.

    Jon S. Fossel

        o Mr. Fossel is the retired Chairman, President and Chief Executive Officer of the Oppenheimer Management Corporation. In addition, he held executive positions with Alliance Capital Management Corporation and Citicorp.


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NorthWestern Files Designation of New Board of Directors
Aug. 10, 2004
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        o Residing in Ennis, Mont., Mr. Fossel is Chairman of the Rocky Mountain
          Elk Foundation and is actively involved in wildlife preservation activities. He also serves on the board of directors of UnumProvident Corporation, a large NYSE-traded insurance company, and serves as a trustee of 41 of OpenheimerFunds' mutual funds.

        o Mr. Fossel has a bachelor's degree in economics and a master's degree in finance from Tufts University.

    Philip L. Maslowe

        o Mr. Maslowe currently serves as the nonexecutive Chairman of the Board of Directors of AMF Bowling Worldwide, Inc., the largest operators of bowling centers and provider of sporting goods. He also currently serves on the Board of Directors of Mariner Health Inc.

        o From 1997 through 2002, Mr. Maslowe was Executive Vice President and Chief Financial Officer of The Wackenhut Corporation, a security, staffing and privatized prisons corporation. He also served as CFO with KinderCare Learning Centers, Thrifty Corporation and The VONS Companies, Inc.

        o Mr. Maslowe resides in Palm Beach Gardens, Fla., and holds a bachelor's degree from Loyola University and a master's degree from Northwestern University.

    Gary G. Drook

        o Mr. Drook was elected President and Chief Executive Officer of NorthWestern in August 2003, after joining the company as Chief Executive Officer in January 2003.

        o Prior to joining NorthWestern, Mr. Drook served for six years as President and Chief Executive Officer of AFFINA, Inc., a Peoria, Ill., provider of customer relationship management programs. In addition, Mr. Drook has 26 years of professional experience with Ameritech and was President of Network Services at his retirement in 1995. Also while at Ameritech, he served as President of Ameritech Publishing, Senior Vice President of Business Development and President of Ameritech's Enhanced Business Services, along with other executive positions.

        o A resident of Sioux Falls, S.D., Mr. Drook holds a bachelor's degree in business from Indiana University and completed the executive development program at Dartmouth College. He currently serves on the board of NorthWestern and AFFINA.


"We are extremely pleased with the group of very distinguished people that have agreed to help lead NorthWestern in the future. The new board designees possess the kind of specific experience and expertise that will be extremely valuable to the Company. We are looking forward to working with them after we successfully complete our restructuring in the fourth quarter of 2004," Drook said.


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NorthWestern Files Designation of New Board of Directors
Aug. 10, 2004
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About NorthWestern
NorthWestern Corporation is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 608,000 customers in Montana, South Dakota and Nebraska.

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